TWIN DISC, INC

Investor Presentation



DISCLOSURES

Safe Harbor Statement
This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2024 Annual Report and Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations - Forward-Looking Information," which outlines certain risks regarding the Company's forward-looking statements. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company.

Non-GAAP Financial Disclosures
Financial information excluding the impact of asset impairments, restructuring charges, foreign currency exchange rate changes and the impact of acquisitions, if any, in this presentation are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this press release are made alongside the most directly comparable GAAP measures.

Definitions
Organic net sales is defined respectively as net sales excluding the recent acquisitions of Katsa Oy and Kobelt while adjusting for the effects of foreign currency exchange.

Earnings before interest, taxes, depreciation and amortization (EBITDA) is calculated as net earnings or loss excluding interest expense, the provision or benefit for income taxes, depreciation and amortization expenses.

Net debt is calculated as total debt less cash.

Leverage Ratio is calculated as net debt divided by the sum of EBITDA over the last twelve months.

THIRD QUARTER HIGHLIGHTS

Financial

- Q3 sales +9.5% vs. YA to $81.2 million
  - Organic sales increased 1.7% vs. YA
- Gross margin decreased ~150 bps vs. YA to 26.7%
- Q3 EBITDA of $4.0 million (net loss of $1.5 million) vs. $7.0 million (net income of $3.8 million) YA
- Six-month backlog of $133.7 million higher sequentially partially driven by FX but supported by healthy ongoing demand

Strategic

- Strong order momentum and healthy backlog with stable demand
- Advancing acquisitions integrations to enhance capabilities
- Minimal direct tariff impacts supported by operational efficiency, agile operations, and global footprint to effectively manage trade dynamics
- Operating initiative driving strong operating cash flow, underpinning long-term growth and strategic investments

MARINE & PROPULSION SYSTEMS

- Sales increased by 10.7% vs. YA
- Commercial markets show notable strength globally
- Strong Veth orders and healthy backlog, supported by robust demand across markets
  - Supplementing production through agile manufacturing presence to alleviate short-term capacity constraints
- Rolla & Veth partnership continue to perform well on strength in luxury yacht market
- Government defense spending sustaining demand for patrol boat projects





LAND-BASED TRANSMISSIONS





- Sales decreased by 6.9% vs. YA
- Strong ARFF transmissions shipments and backlog growth in the quarter
- In Oil & Gas, North American new build activity remains muted due to capital discipline, while aftermarket business stays resilient
- In China, lower but stable volumes persist, though tariff uncertainties are impacting new build pace
- Meeting demand for replacement parts with aftermarket remaining stable

- Sales increased by 56.2% vs. YA
- Continued sequential stabilization in demand and order trends
- Volume growth strengthened by Katsa Oy and Kobelt acquisitions
- Steady demand for higher-content solutions





CONTINUED BACKLOG GROWTH

TWIN DISC

BACKLOG AND INVENTORY % OF BACKLOG



$130.5
$133.7
$144.3
$124.0
$133.7
1.00
0.98
1.00
1.03
1.03
3QF24
4QF24
1QF25
2QF25
3QF25
Backlog ($MM)
Inventory (% Backlog)

- 6-month backlog higher sequentially and on a year-over-year basis on high shipments in the quarter
  - FX contributed $2.6 million from prior quarter
  - Sustained demand across products, including transmission technology supporting backlog growth

Note: Backlog figures are reflective of a six-month period. The six-month order backlog is considered more representative of operating conditions than total backlog.

LONG-TERM STRATEGY

TWIN DISC

- Leading Hybrid/Electric solution provider for niche marine and land-based applications
- Continued expansion of Veth product to reach new markets and geographies
- Rationalize global footprint for efficiency and customer response
- Increased focus on controls and system integration rather than individual components
- M&A priorities: Industrial and Marine Technology (Hybrid focus)

FINANCIAL OVERVIEW

FINANCIAL PERFORMANCE

SALES

($ in millions)



$74.2
$84.4
$72.9
$89.9
$81.2
3QF24
4QF24
1QF25
2QF25
3QF25

- Continued healthy demand across global markets
- Operational execution driving performance

EARNINGS PER SHARE



$0.27
$0.53
($0.20)
$0.07
($0.11)
3QF24
4QF24
1QF25
2QF25
3QF25

- EPS impacted by currency loss and pension amortization

SALES DIVERSITY

TWIN DISC

SALES BY PRODUCT GROUP

($ in millions)



$4.3
$6.2
$19.1
$44.5
$5.0
$7.2
$25.0
$47.2
$4.3
$9.2
$17.3
$42.1
$4.8
$9.5
$19.0
$56.7
$4.4
$9.7
$17.8
$49.3
3QF24
4QF24
1QF25
2QF25
3QF25
Marine & Propulsion Systems
Land-Based Transmissions
Industrial
Other

Sales growth driven by strength within Marine and Propulsion Systems and Industrials:

- Consistent market demand
- Geographic expansion
- Recovery in Industrials sales supported by Katsa and Kobelt acquisitions

SALES MIX BY GEOGRAPHY



13%
24%
34%
29%
14%
28%
31%
27%
13%
23%
40%
24%
10%
23%
41%
26%
9%
22%
43%
27%
3QF24
4QF24
1QF25
2QF25
3QF25
North America
Europe
Asia Pacific
Other

- Increased proportion of sequential sales in North American market with strong Veth demand in the region
- European market capturing a greater proportion of total sales, supported by Katsa acquisition

STRONG BALANCE SHEET

BALANCE SHEET
($ in millions)



$17.0
$40.8
$23.8
$16.2
-$6.8
$24.5
Total Debt
Cash
Net Debt
3QF24
3QF25

EBITDA
($ in millions)



$7.0
$4.0
3QF24
3QF25

LEVERAGE RATIO



(0.3)x
1.0x
3QF24
3QF25

MARGINS & NEAR-TERM EXPECTATIONS

TWIN DISC

TWIN DISC GROSS MARGIN



28.2%
26.7%
3QF24
3QF25

THIRD QUARTER GROSS PROFIT BY PRODUCT GROUP



Marine & Propulsion Systems
Land-Based Transmissions
Industrial
Other

THIRD QUARTER GROSS MARGIN DRIVERS

- Gross margin decreased by 150 basis points vs. YA
- Impact of unfavorable product mix with reduced shipments of oil and gas transmissions into China

INFLATION & SUPPLY CHAIN EXPECTATIONS

- Monitoring evolving tariff landscape and reviewing global manufacturing strategy accordingly

CAPITAL ALLOCATION FRAMEWORK

- Debt Reduction
- Return Capital to Shareholders (Dividends)
- Organic Growth Investments
- Bolt-On & Transformational Acquisitions
- Return Capital to Shareholders (Share Repurchases)

Focus Areas	▪ Research & Development ▪ Geographic diversification / expansion ▪ Marketing
Strategic Fit	▪ Diversification away from Oil & Gas ▪ Acquisition logic immediately evident
Financial Fit	▪ Evident value creation potential ▪ Consistent business performance ▪ Internal Rate of Return > WACC
Other Considerations	▪ Platform for transformative expansion ▪ Can enhance network and capabilities

KEY TAKEAWAYS

TWIN DISC

- Delivered a solid quarter with strong margins and operational execution, and continued strong backlog in Marine & Propulsion Systems and Industrial segments
- Strategic acquisitions strengthening competitive position, expanding global reach
- Limited direct tariff exposure combined with agile global operations positions us well to effectively navigate economic uncertainty
- Strong balance sheet and financial foundation driving long term growth through disciplined capital deployment

Q&A

Fiscal 2025 Third Quarter Earnings Call

TWIN DISC



APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

RECONCILIATION OF REPORTED NET SALES TO ORGANIC NET SALES

(In thousands; unaudited)

	3Q25	3Q24
Net Sales	$81,242	$74,161
Less: Acquisitions/Divestitures[1]	(8,346)	-
Less: Foreign Currency Impact	2,534	-
Organic Net Sales	$75,430	$74,161

[1]Accounts for revenue contributed by the acquisition of Katsa Oy and Kobelt.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

RECONCILIATION OF TOTAL DEBT TO NET DEBT
(In thousands; unaudited)

	March 28, 2025	March 29, 2024
Current maturities of long-term debt	3,000	2,000
Long-term debt	37,774	15,042
Total debt	$40,774	$17,042
Less cash	16,245	23,843
Net debt	$24,529	($6,801)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

RECONCILIATION OF CONSOLIDATED NET INCOME TO EBITDA

(In thousands; unaudited)

	3Q25 LTM	3QF25	FY24	2QF25	1QF25	4QF24	3QF24
Net Income (loss) attributable to Twin Disc	$4,098	$(1,472)	$10,989	$919	$(2,765)	$7,410	$3,822
Interest expense	2,185	660	1,443	495	636	394	263
Income tax expense	4,836	1,142	4,121	1,552	627	1,515	398
Depreciation and amortization	12,721	3,659	9,981	3,296	3,238	2,484	2,474
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$23,831	$3,989	$26,535	$6,262	$1,736	$11,804	$6,957

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

NET DEBT TO EBITDA LEVERAGE RATIO CALCULATION

	3QF25	3QF24
Net debt	$24,529	$(6,801)
LTM EBITDA	23,831	25,939
Leverage Ratio	1.0x	-0.3x